Exhibit 10.37


                             TCE CAPITAL CORPORATION

                               505 Consumers Road
                                    Suite 707
                                Toronto, Ontario
                                     M2J 4V8

                    Tel: (416) 497-7400 o Fax: (416) 497-3139


TCE Capital Corporation Factoring Agreement

Between:

      TCE CAPITAL CORPORATION ("TCE")

And:

      WIRELESS AGE COMMUNICATIONS LTD.

      Registered Office Address: 1408 Broad Street, Regina, Saskatchewan S4R 1Y8

      Saskatchewan Entity No.: 599005

      - and -

      WIRELESS SOURCE DISTRIBUTION LTD.

      Registered Office Address: 1408 Broad Street, Regina, Saskatchewan S4R 1Y8

      Saskatchewan Entity No.: 101022990

      Ontario Corporation No.: 1616454

      (each an "Assignor")

And:

      WIRELESS AGE COMMUNICATIONS, INC.

      Registered Office Address: 5300 West Sahara, Suite 101, Las Vegas, Nevada
                                 89146

      Nevada, USA Corporation No.: C30856-00

      ("Additional Covenantor")

This Agreement is made as of January __, 2006. For good and valuable consideration acknowledged to have been received, the parties agree as follows:

1.00     Interpretation

1.01     In this Agreement:

         (a) "Account Debtors" means the persons noted in the Schedules as customers/invoices of Assignor and "Account Debtor" means any one of them;
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         (b)      "Agreement" means this Agreement, all Schedules, and any
                  appendices, amendments, addenda or riders hereto;

         (c) "Associate of Assignor" means an affiliate (within the meaning of the Ontario Business Corporations Act), director, shareholder or employee of Assignor or Additional Covenantor, or a person who is the child of Additional Covenantor or a director of Assignor or an affiliate of Assignor, or a person who is the spouse or child of the spouse of Additional Covenantor, or spouse or child of a director of Assignor or an affiliate of Assignor;

         (d) "Banking Day" means a day other than a Saturday, Sunday, public holiday or other day on which banks in Toronto, Ontario are authorized or required by law to be closed, but does not include Simcoe Day;

         (e) "Designated Due Date" means the date identified as such in the Schedules for each particular Purchased Receivable;

         (f) "Disqualified Receivable" means a Purchased Receivable in relation to which Assignor is in breach of a warranty, covenant or other undertaking under this Agreement;

         (g) "Purchased Receivables" means the Receivables described in the Schedules;

         (h) "Receivable" means an account receivable arising under a contract between one or more persons and Assignor for the supply by Assignor of goods or other materials, services, or a combination of goods or other materials and services, as more particularly described in the Schedules; and

         (i) "Schedules" means the schedules which are or may from time to time be executed by TCE and Assignor and attached hereto or incorporated herein by reference and made a part hereof all upon the terms and conditions set forth in this Agreement and in any such Schedule or Schedules, and "SCHEDULE" means any one of them. A sample form of Schedule (the form and content of actual Schedules may vary) is annexed to this Agreement as Appendix III.

1.02     In this Agreement:

         (a) a word importing only the masculine, feminine or neuter gender includes members of the other genders;

         (b) a word defined in or importing the singular number has the same meaning when used in the plural number, and vice versa;

         (c) a reference to any Act, By-law, Rule or regulation or to a provision thereof shall be deemed to include a reference to any Act, By-law, Rule or regulation or provision enacted in substitution therefor or amendment thereof;

         (d) the headings to each section are inserted for convenience of reference only and do not form part of this Agreement; and

         (e) all accounting terms have the same meanings as are applied to those terms by the Canadian Institute of Chartered Accountants.

1.03 If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) are named above and execute this Agreement as Assignor or as Additional Covenantor, the liability of each such individual, corporation, partnership or other business association under this Agreement shall be joint and several and the release or discharge by TCE of one shall not release or discharge the others. In like manner, if Assignor or Additional Covenantor named in this Agreement is a partnership or other business association, the members of which are by virtue of statutory or general law subject to personal liability, the liability of each such member shall be joint and several and the release or discharge by TCE of one shall not release or discharge the others. This Agreement shall be interpreted to reflect multiple parties being named and executing this Agreement as Assignor or as Additional Covenantor. By way of example, the term "Receivable" includes an account receivable for any party or parties named and executing this Agreement as Assignor.

2.00     Purchase of Receivables

2.01 Assignor hereby sells and TCE hereby purchases all of the Purchased Receivables.
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                                                                               3


2.02 Ownership of all Purchased Receivables shall vest in TCE together with all rights under or in relation to the contracts to which the Purchased Receivables relate, including all liens or other rights in any good, material, or product or any service that is to be supplied, all instruments (including, for greater certainty, negotiable instruments, bills of exchange, cheques and post-dated cheques), guarantees, security interests and insurance policies and indemnity contracts taken or held by Assignor to secure the performance of any or all of the obligations of the Account Debtors and the right of Assignor to rescind or terminate such contracts or to accept a return of any goods or other materials supplied under such contracts.

2.03 At the request of TCE, Assignor shall execute a formal written assignment in a form satisfactory to TCE of the rights of Assignor in any one or more contracts, Purchased Receivables, rights, instruments, guarantees or securities described in subsection 2.02, duly completed with any required endorsement or other signature.

2.04 Assignor hereby irrevocably appoints TCE as its attorney to execute (including the power to execute under the seal of Assignor) and deliver in Assignor's name all deeds, instruments or other documents that TCE may consider necessary or advisable in order to perfect TCE's title in any Purchased Receivable or security in respect thereof or other thing to which subsection
2.02 applies, and may supply any endorsement to any cheque or other instrument relating to a Receivable in order to obtain payment therefor, and that power of attorney shall be deemed to be coupled with an interest.

2.05 Until such times as an effective formal assignment is made under subsection 2.03, Assignor shall be deemed to hold every contract, Receivable, right, instrument or security to which subsection 2.02 applies in trust for TCE.

2.06 Without limiting the generality of the foregoing provisions of this section 2.00, contemporaneously with the execution and delivery of each Schedule, Assignor shall execute and deliver to TCE with respect to each Purchased Receivable included in such Schedule the form of direction and authorization to Account Debtors annexed to this Agreement as Appendix I. At the request of TCE, Assignor shall also deliver to TCE contemporaneously with the execution and delivery of each Schedule acknowledgements signed by those Account Debtors specified by TCE, which acknowledgements shall be in the form of acknowledgement annexed to this Agreement as Appendix II. Notwithstanding the foregoing, TCE may, in writing, expressly authorize such other forms of direction and authorization and of acknowledgement for specified Account Debtors.

2.07 Assignor hereby acknowledges and confirms that TCE may, from time to time and in its sole discretion, refuse to purchase any Receivables and that any factoring facility established by TCE for Assignor is subject to review and cancellation at any time at the sole discretion of TCE. Similarly, Assignor is under no obligation to sell any Receivables to TCE but remains subject to any minimum income guarantee to TCE as may now or hereafter be provided for in any terms letter referenced in section 9.00 below or any amendment thereof.

3.00     Purchase Price

3.01 The purchase price to be paid in respect of each Purchased Receivable is the amount (including any sales or value added tax) payable by the Account Debtor, less the aggregate of:

         (a) any discount or other deduction allowed or allowable to the Account Debtor by Assignor; and

         (b) an amount equal to the discount percentage specified in the applicable Schedule, determined by reference to the gross value of the Purchased Receivable, before any discount or other deduction allowable to the Account Debtor by Assignor, other than any trade-in, all as set forth in the applicable Schedule. Where the currency of a Purchased Receivable is other than Canadian currency, the purchase price payable therefor by TCE, unless otherwise agreed by TCE in the applicable Schedule, shall be the Canadian currency equivalent of that amount as determined on the day on which payment is to be made, less TCE's customary currency conversion charges, as determined by TCE's buying rate for that foreign currency, where there is such a buying rate, and by the average buying rate of the five major chartered banks in Canada, where TCE has no such buying rate.

3.02 TCE shall be entitled to be paid a set-up or administration fee upon the execution and delivery of each Schedule. The amount of any such set-up fee shall be as set out in each Schedule.

3.03 A holdback in the amount set out in the applicable Schedule will be deducted from the aggregate purchase price of the Purchased Receivables identified in such Schedule and any amounts payable by Assignor under section
5.00 will be charged against the holdback. The balance of the holdback, net of any such charges, will be paid to Assignor upon receipt by TCE of the full amount of the Purchased Receivables described in the applicable Schedule together with any amounts payable by Assignor under section 5.00.

3.04 The aggregate purchase price of the Purchased Receivables described in a Schedule, net of any applicable fees and holdback, shall be paid by TCE by cheque payable to Assignor, such cheque to be delivered on the Banking Day next following the date on which Assignor has executed and returned the applicable Schedule to TCE.

4.00     Representations and Warranties

4.01 Assignor and Additional Covenantor jointly and severally represent and warrant that:

         (a)      each of Assignor and Additional Covenantor, as applicable, is a duly incorporated, organized and subsisting corporation, and has all requisite powers, capacities, licences, permissions and has taken all requisite steps under its governing legislation and the other laws applicable to it, and under its articles of incorporation, by-laws and governing resolutions to:
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                                                                               4


                  (i) own the assets which Assignor or Additional Covenantor has represented as belonging to Assignor or Additional Covenantor in any financial statement or representation made by Assignor or Additional Covenantor to TCE;

                  (ii) carry on all businesses in which Assignor or Additional Covenantor is engaged; and

                  (iii) enter into, exercise its rights and perform and comply with its obligations under this Agreement,

                  and that all actions, conditions and things have been done, taken or fulfilled with respect thereto, that are required by law, contract or otherwise and there has been no act or omission of Assignor or Additional Covenantor which may prevent TCE from obtaining full benefit or this Agreement in accordance with its terms and intent;

         (b) neither Assignor nor Additional Covenantor is a party to any agreement under the terms of which either Assignor or Additional Covenantor is prohibited or restricted from entering into any of the obligations assumed, liabilities imposed, or restrictions accepted by Assignor and Additional Covenantor under this Agreement;

         (c) no encumbrance exists on or over any Purchased Receivable or may apply, except as disclosed in writing to TCE prior to the execution and delivery of the applicable Schedule;

         (d) no litigation, arbitration or administrative proceeding is current or pending, so far as each of Assignor and Additional Covenantor is aware, in respect of Assignor or any of its subsidiaries, which appears reasonably likely to have a materially adverse effect on Assignor and its subsidiaries taken as a whole;

         (e) to the best of each Assignor's and Additional Covenantor's information and belief and after making diligent inquiries:

                  (i) the information concerning the business affairs and financial and other condition of Assignor or Additional Covenantor that is contained in all documents, memoranda, records, statements made, sent or given by Assignor or Additional Covenantor to TCE during the course of the negotiation of this Agreement or their application to enter into this Agreement with TCE and in Assignor's current regulatory filings, is true and accurate in all material respects;

                  (ii) neither Assignor nor Additional Covenantor is aware of any material facts or circumstances which have not been disclosed; and

                  (iii) the Designated Due Date corresponding to each Purchased Receivable represents the date by which Assignor and Additional Covenantor reasonably expect such Purchased Receivable to have been collected in full;

         (f) Assignor has good and marketable title to the Purchased Receivables, free of all encumbrances save those of which TCE has been advised and to which TCE has consented in writing prior to the execution and delivery of this Agreement or the applicable Schedule;

         (g) prior to the date of this Agreement or the date of the applicable Schedule, each of Assignor and Additional Covenantor disclosed to TCE every fact or matter known to Assignor or Additional Covenantor that Assignor or Additional Covenantor knew or reasonably ought to have known would influence a reasonably prudent person in its decision of whether or not to purchase the Purchased Receivables;

         (h)      none of the Account Debtors is an Associate of Assignor; and

         (i)      every contract relating to a Purchased Receivable:

                  (i) was made in the ordinary course of business of Assignor;

                  (ii) provides terms of repayment that are no more liberal to the Account Debtor than those permitted under the applicable Schedule;

                  (iii) is subject to the laws of Ontario or such other jurisdiction as has been previously approved in writing by TCE;

                  (iv) provides for payment to be made by the Account Debtor in Canadian currency or in a foreign currency approved by TCE;

                  (v) has been properly and fully performed by Assignor, except with respect to on-going warranty obligations of Assignor, such that the Account Debtor of such contract, at the time of execution of the Schedule, is liable to pay the full amount of the Purchased Receivable shown as then owing in the applicable Schedule; and
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                                                                               5


                  (vi) permits its assignment to TCE as provided under this Agreement.

4.02 Assignor and Additional Covenantor jointly and severally covenant and agree that as long as any amount remains owing to TCE under this Agreement or in respect of any Purchased Receivable, they shall:

         (a) ensure that the representations and warranties given in subsection 4.01 remain true throughout such period;

         (b) perform all contractual and legal obligations of Assignor to every Account Debtor and refrain from permitting any right to set-off, counterclaim or other contra to arise in favour of any Account Debtor;

         (c) notify TCE promptly of any dispute between Assignor and an Account Debtor concerning a Purchased Receivable;

         (d) pay to TCE any remittance received by Assignor in payment of or on account of any Purchased Receivable, and pending such payment all such remittances shall be received and held by Assignor in trust for TCE and shall be kept apart from Assignor's own funds;

         (e) co-operate fully with TCE in the collection of any Purchased Receivable or the enforcement of any security or right relating to a Purchased Receivable;

         (f) refrain from rescinding, terminating or varying any contract relating to a Purchased Receivable, except with the prior consent of TCE;

         (g) observe and conform to all laws and all valid requirements of any governmental authority with respect to all or any part of its business, the Purchased Receivables and all covenants, terms and contracts upon or under which the Purchased Receivables are held;

         (h) defend the Purchased Receivables against the claims and demands of all other parties claiming to have an interest therein, and Assignor shall not without the prior written consent of TCE, create or suffer or permit to be created or levied upon the Purchased Receivables or any part thereof any charge, lien, encumbrance, execution, sequestration, extent or analogous process;

         (i) from time to time upon request by TCE do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such further acts, deeds, mortgages, hypotecs, transfers and assurances in law as TCE shall require:

                  (i) to perfect the rights of TCE in all or part of the Purchased Receivables; or

                  (ii) to carry into effect the intentions of the parties as set out in this Agreement;

         (j) keep proper books of account and maintain therein true and faithful entries of all dealings and transactions with respect to the Purchased Receivables and the Account Debtors in accordance with generally accepted accounting principles;

         (k) permit TCE, by its officers or agents, to enter the premises of Assignor and to inspect the books and records of Assignor and to make extracts therefrom;

         (l) pay all tax instalments on time and remit to the appropriate taxing authority when due all amounts deemed by any rule of law to be held in trust for the benefit of that taxing authority, and from time to time provide to TCE proof that all such payments and remittances have been made;

         (m) provide TCE with prior written notice of any change in the registered or beneficial ownership of the shares in the capital of Assignor, or any proposed merger or amalgamation;

         (n) comply with all applicable environmental laws and regulations and advise TCE promptly of any action, requests or violation notices received concerning Assignor's premises; and

         (o) provide TCE with such financial and other information as TCE may request from time to time;

         (p) not, directly or indirectly, guarantee or otherwise provide for, on a direct or indirect or contingent basis, the payment of any monies or performance of any obligations by any third party except as may be provided in this Agreement; and

         (q) pay all processing and reasonable legal costs (if any) associated with advances under each Schedule.
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4.03 Assignor and Additional Covenantor expressly acknowledge and agree that TCE does not guarantee or warrant any goods, materials or services supplied by Assignor under any contract giving rise to any Receivable, and TCE shall not be liable or in any way responsible for the same.

5.00     Recourse

5.01 Assignor shall pay to TCE a per diem amount equal to the per diem discount factor set forth in the applicable Schedule multiplied by the amount of any Purchased Receivable not collected by the applicable Designated Due Date, such amount to be payable from the applicable Designated Due Date until the day when the full amount of such Purchased Receivable is collected. Any payment under this Agreement delivered or made to TCE by 2:00 p.m. local time on a Banking Day shall be credited as of that day but if made afterwards or on a Non-Banking Day shall be credited as of the next Banking Day.

5.02 By giving written notice to Assignor with respect to a Purchased Receivable specifying the name of the Account Debtor and the amount remaining owing in respect of the Purchased Receivable, TCE may require Assignor to repurchase the Purchased Receivable from TCE (without warranty of any nature by TCE) and the repurchase price in respect of that Purchased Receivable shall be the aggregate of the amount remaining owing plus the interest payable under subsection 5.03 less any amount paid by Assignor to TCE under subsection 5.01.

         If Assignor repurchases a Purchased Receivable prior to the applicable Designated Due Date, then TCE shall rebate to Assignor a portion of the discount referred to in paragraph 3.01(b) based on the number of days remaining until the Designated Due Date relative to the discount period used in determining the original discount, subject, however, to any applicable minimum discount period.

5.03 TCE shall be entitled to interest at a rate equal to 24.45% per annum on any Purchased Receivable that TCE requires to be repurchased under subsection 5.02, such interest to be payable from the applicable Designated Due Date until the day when payment is made by Assignor. For greater certainty, TCE shall not be entitled on any given day to both the per diem amount under subsection 5.01 and interest under this subsection 5.02 in respect of the same Purchased Receivable.

5.04 Until such time as the repurchase price is paid or deemed to have been paid by Assignor, the Purchased Receivable and all rights, title and interest therein and all securities relating thereto shall remain vested in TCE.

5.05 Where Assignor has paid in full the repurchase price with respect to a Purchased Receivable, then:

         (a) any remittance received by TCE thereafter in respect of that Purchased Receivable, subject to any other rights TCE may have thereto, shall be paid by TCE to Assignor by cheque payable to Assignor, such cheque to be delivered no later than the next Banking Day; and

         (b) upon the request and at the expense of Assignor, TCE shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such further acts, deeds, mortgages, transfers and assurances in law as Assignor may require in order to complete or perfect the assignment of the Purchased Receivable and all rights, title or interest in the contract to which it relates or in any security relating thereto, the whole without warranty of any nature by TCE in favour of Assignor.

5.06 Where a Purchased Receivable is in the reasonable opinion of TCE a Disqualified Receivable, TCE may charge back to Assignor the amount of the Disqualified Receivable by giving written notice to that effect to Assignor, and this section shall apply, with the necessary modifications, to the repurchase of the Disqualified Receivable by Assignor.

6.00     Collection of Purchased Receivables

         Except where a Purchased Receivable has been repurchased under subsection 5.02, TCE shall have the exclusive right to collect and enforce payment of the Purchased Receivable and to enforce any security held in respect of a Purchased Receivable in a manner and to an extent that it in its absolute discretion may consider advisable, and may institute, defend or compromise in the name of TCE or Assignor legal actions or other proceedings in relation to a Purchased Receivable or security in respect of a Purchased Receivable on such terms as TCE may consider fit.

7.00     Appropriation of Receipts

         Between TCE and Assignor, TCE may appropriate any payment received by TCE from an Account Debtor to any of the Purchased Receivables relating to the Account Debtor.

8.00     Indemnification

8.01 Assignor and Additional Covenantor hereby jointly and severally covenant and agree to indemnify and hold TCE harmless from and against any and all expenses, liabilities, claims, actions, causes of action, suits or demands whatsoever, whether groundless or otherwise, and from and against any and all losses, damages, costs (including legal costs on a solicitor and client basis and court costs), charges and other expenses of every nature and character which TCE may have, sustain, incur or become liable for or by reason of or in any way arising out of TCE:
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         (a)      entering into or performing its obligations under this
                  Agreement; and/or

         (b) collecting any Purchased Receivable or enforcing any security or right relating to any Purchased Receivable; and/or

         (c) taking or enforcing any security from Assignor in support of Assignor's obligations under this Agreement including, without limitation, any environment-related liabilities existent now or in the future with respect to any property subject to such security.

8.02 Additional Covenantor hereby covenants and agrees to indemnify and hold TCE harmless from and against any and all expenses, liabilities, claims, actions, causes of action, suits or demands whatsoever, whether groundless or otherwise, and from and against any and all losses, damages, costs (including legal costs on a solicitor and client basis and court costs), charges and other expenses of every nature and character which TCE may have, sustain, incur or become liable for or by reason of or in any way arising out of Assignor's failure to comply with any of the provisions of section 5.00 and, in particular, but without limitation, any delay or failure on the part of Assignor to repurchase a Purchased Receivable from TCE as required pursuant to subsection 5.02.

8.03 Without IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS OF THIS SECTION 8.00, Additional Covenantor ACKNOWLEDGES AND AGREES THAT Tce, IN ITS SOLE DISCRETION, MAY REQUIRE Additional Covenantor TO PERFORM ANY AND ALL OF THE OBLIGATIONS SET FORTH IN SECTION 5.00 OF THIS Agreement TO BE PERFORMED BY Assignor (WITH ALL CHANGES NECESSARY TO REFLECT SUBSTITUTION OF Additional Covenantor FOR ASSIGNOR) INCLUDING, WITHOUT LIMITATION, THE OBLIGATION TO PURCHASE FROM Tce ANY Purchased Receivable NOT COLLECTED BY THE APPLICABLE Designated Due Date AND ANY Disqualified Receivable.

8.04 The parties acknowledge and agree that, as an inducement for TCE to enter into this Agreement with Assignor, Additional Covenantor shall execute and deliver, and covenants and agrees to execute and deliver a separate guarantee and postponement of claim concurrently with the execution and delivery of this Agreement by Assignor and Additional Covenantor. For greater certainty, such guarantee shall survive any disclaimer, rejection, surrender, repudiation, disaffirmance or other termination of this Agreement or the bankruptcy of Assignor and may be relied upon by TCE relative to any and all debts, liabilities and obligations of Assignor whether under this Agreement or otherwise.

8.05 The parties acknowledge and agree that, as an inducement for TCE to enter into this Agreement with Assignor and Additional Covenantor, Assignor shall execute and deliver, and covenants and agrees to execute and deliver a separate general security agreement and a separate general assignment of accounts concurrently with the execution and delivery of this Agreement by Assignor and Additional Covenantor, to secure, inter alia, the performance and observance of the provisions under this Agreement on Assignor's part to be observed or performed, on terms and conditions and as more fully provided in such separate general security agreement and separate general assignment of accounts.

9.00     Status of Agreement

         This Agreement between TCE and Assignor and Additional Covenantor together with a certain terms letter dated December 23, 2005 from TCE to Assignor as accepted by Assignor and Additional Covenantor (as the same may be amended from time to time) constitutes the entire agreement between the parties with respect to the purchase of the Purchased Receivables. In the event of any conflict or inconsistency between the provisions of the terms letter and the provisions of this Agreement, the provisions of this Agreement shall govern to the extent of such conflict or inconsistency. Facsimile copies of this Agreement and each Schedule are to be considered and treated the same as original copies of such documents.

10.00    Assignment

10.01 This Agreement is personal to each of Assignor and Additional Covenantor and no right or obligation of Assignor or Additional Covenantor under this Agreement may be assigned by either of them without the written consent of TCE.

10.02 This Agreement may be assigned, deposited, pledged or hypothecated by TCE absolutely or as collateral security for its present and future primary or contingent indebtedness and liabilities, and in the event of any such assignment, deposit or pledge, the person to whom this Agreement is assigned, deposited, pledged or hypothecated shall take it free and clear of any right of set-off, counterclaim or other counterclaim that may exist between TCE and Assignor and/or Additional Covenantor.

10.03 This Agreement and all its provisions shall enure to the benefit of, and be binding upon, the parties and their respective heirs, estate trustees, personal legal representatives, successors and permitted assigns.

11.00    Further Assurances

         Assignor and Additional Covenantor each shall draw, execute and deliver at its own expense, all such instruments and documents, and do all such acts and things as TCE may from time to time reasonably consider necessary or advisable for the purpose of carrying out the intent and provisions of this Agreement.
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12.00    Manner of Giving Notice

12.01 Any notice, instruction or document required or permitted to be given or served by this Agreement or bylaw may be given personally or by facsimile (where the intended recipient is equipped to receive such a form of telecommunication) or by prepaid courier or registered mail to the intended recipient at any one of its addresses as may be set out in this Agreement and any party may by notice given in accordance with this subsection change its address for the purposes of this subsection.

12.02 Any notice shall be deemed (in the absence of evidence of prior receipt) to have been received by the intended recipient the same day if personally served, the next business day if sent by facsimile or by courier, and on the fifth business day next following where sent by registered mail.

13.00    Amendments to be in Writing

         This Agreement shall not be deemed to be or construed as having been amended as a result of any oral communication between the parties or as a result of any practice of the parties, but all amendments to this Agreement shall be in writing and shall be signed by all parties, provided that any such agreement may be executed and delivered in counterparts by facsimile or by other means.

14.00    Governing Law

14.01 This Agreement is subject to and shall be construed in accordance with the laws of Ontario.

14.02 Each of the parties consents to the non-exclusive jurisdiction of the courts of Ontario with respect to all disputes arising under this Agreement.

15.00    Time of the Essence

         Time shall be of the essence in the performance of all obligations by all parties to this Agreement.

16.00    Counterparts

         This Agreement may be executed and delivered in counterparts by facsimile or by other means each of which when so executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same Agreement, which shall be sufficiently evidenced by one of each such original counterparts.

         SIGNED, SEALED AND DELIVERED, as of the date first above-written.


TCE CAPITAL CORPORATION                     WIRELESS AGE COMMUNICATIONS
(TCE)                                       LTD. (Assignor)

By:____________________________             By:_________________________________
Name:                                       Name:    Gary N. Hokkanen
Title:                                      Title:   Chief Financial Officer
(Authorized Signing Officer)                (Authorized Signing Officer)


WIRELESS SOURCE DISTRIBUTION                WIRELESS AGE COMMUNICATIONS,
LTD. (Assignor)                             INC. (Additional Covenantor)

By:____________________________             By:_________________________________
Name:    Gary N. Hokkanen                   Name:    Gary N. Hokkanen
Title:   Chief Financial Officer            Title:   Chief Financial Officer
(Authorized Signing Officer)                (Authorized Signing Officer)

                                   Appendix I


      This is Appendix I to TCE Capital Corporation Factoring Agreement dated January ___, 2006.

                           DIRECTION AND AUTHORIZATION

TO:

ATTN:

FROM:

RE:

========== ================================== ================= ================= ================ ================= ===============

   NO.          NAME OF ACCOUNT DEBTOR            INV. NO.      DATE OF INVOICE   PURCHASE ORDER    INVOICE AMOUNT      DUE DATE
                                                                                         #               ($)
---------- ---------------------------------- ----------------- ----------------- ---------------- ----------------- ---------------
1
========== ================================== ================= ================= ================ ================= ===============


         You are hereby irrevocably authorized, instructed and directed to pay all monies due and owing in respect of the referenced invoice(s), without setoff, to or to the order of Tce Capital Corporation, 505 Consumers Road, Suite 707, Toronto, Ontario M2J 4V8, and this shall be your good, sufficient and irrevocable authority to so do. The invoiced amount noted above has been absolutely assigned to TCE Capital Corporation.

         Facsimile documents pertaining to this transaction are to be considered and treated the same as original documents.


         DATED this         day of                               , 200   .
                    -------        ------------------------------     ---


                                                   --------------------------
                                                   (Assignor)

                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:
                                                   (Authorized Signing Officer)

                                   Appendix II

      This is Appendix II to TCE Capital Corporation Factoring Agreement dated January ____, 2006.

                                 ACKNOWLEDGEMENT

TO:               TCE Capital Corporation

FROM:

RE:

========== ================================== ================= ================= ================ ================= ===============

   NO.          NAME OF ACCOUNT DEBTOR            INV. NO.      DATE OF INVOICE   PURCHASE ORDER    INVOICE AMOUNT      DUE DATE
                                                                                         #               ($)
---------- ---------------------------------- ----------------- ----------------- ---------------- ----------------- ---------------
1
========== ================================== ================= ================= ================ ================= ===============

         We acknowledge and confirm that there is at present due and payable to _________________________________ (insert name of particular Assignor(s)) from
our Company the amount of   $    relating to the above-referenced invoice(s) and
that the invoiced amount has been absolutely assigned to TCE Capital
Corporation.

         We acknowledge and confirm that there are no conditions or setoffs in respect of the said amount due and owing as noted above.

         We acknowledge receipt of an irrevocable direction and authorization to make payment without setoff upon said invoices to or to the order of: Tce Capital Corporation, 505 Consumers Road, Suite 707, Toronto, Ontario M2J 4V8, and agree to comply with such direction and authorization. Payment of the said amount due and owing is expected to be made on or about the due date(s) noted above.

         Facsimile documents pertaining to this transaction are to be considered and treated the same as original documents.

         DATED this         day of                      , 200   .
                    -------        ---------------------     ---



                                               per:

                                                    ----------------------------
                                                    (authorized signing officer)

                                  Appendix III

      This is Appendix III to TCE Capital Corporation Factoring Agreement dated January ___, 2006.

                                    Schedule


      This is SCHEDULE to TCE Capital Corporation Factoring Agreement (the "Agreement") dated as of January , 2005 between TCE Capital Corporation ("TCE") and Wireless Age Communications Ltd. and Wireless Source Distribution Ltd. (each an "Assignor") and Wireless Age Communications, Inc. ("Additional Covenantor").

PURCHASED RECEIVABLES:

      Subject to the terms and conditions set forth below and in the Agreement, Assignor agrees to sell to TCE and TCE agrees to purchase the Receivables (the "Purchased Receivables") particulars of which (including, without limitation, names of Account Debtors, invoice particulars and Designated Due Dates) are set out as follows and/or in any attached Schedule "A".

------------------------------------------------------------------------------------------------------------------------------------

                                                                              DATE OF INVOICE        INVOICE           DESIGNATED
   NO          NAME OF ACCOUNT DEBTOR        INVOICE NUMBER  CLAIM NUMBER                           AMOUNT ($)          DUE DATE
------------------------------------------------------------------------------------------------------------------------------------
   1
------------------------------------------------------------------------------------------------------------------------------------
   2
------------------------------------------------------------------------------------------------------------------------------------
   3
------------------------------------------------------------------------------------------------------------------------------------
   4
------------------------------------------------------------------------------------------------------------------------------------
   5
====================================================================================================================================

         Total
------------------------------------------------------------------------------------------------------------------------------------


PURCHASE PRICE:
================================================================================================= ==================

Gross Value of Receivables Purchased:
--------------------------------------- ------- ---------- ----------- -------------------------- ------------------

Discount:                         (              days @                per day)
------------------------------------------------------------------------------------------------- ------------------

Administrative Fee:
------------------------------------------------------------------------------------------------- ------------------

Holdback/Reserve: (XX%)
------------------------------------------------------------------------------------------------- ------------------

Other:
------------------------------------------------------------------------------------------------- ------------------

Other:
------------------------------------------------------------------------------------------------- ------------------

Net Amount Payable to Assignor:
================================================================================================= ==================

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby sells, assigns and transfers to TCE, its successors and assigns, all Assignor's right, title, and interest in and to the Purchased Receivables, including all monies due or to become due thereon. Assignor hereby agrees that:

         (1)      this sale, assignment and transfer is an absolute sale;

         (2) the Account Debtors named are indebted to Assignor in the sums set opposite their respective names;

         (3) all representations and warranties made by Assignor in the Agreement are true and complete as of the date of this sale.

THIS SCHEDULE INCLUDES AND IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT.

      IN WITNESS WHEREOF THE parties hereto have executed Schedule _______ effective as of the _________ day of _______, 200__.


                                   TCE CAPITAL CORPORATION
                                   (TCE)

                                   By:_____________________________
                                   Name:
                                   Title:
                                   (Authorized Signing Officer)


                                   --------------------------
                                   (Assignor)

                                   By:_________________________________
                                   Name:
                                   Title:
                                   (Authorized Signing Officer)